Filed pursuant to Rule 497
File No. 333-175624

Maximum Offering of 150,000,000 Shares of Common Stock

Sierra Income Corporation

Common Stock

Supplement No. 4 dated October 2, 2014

to

Prospectus dated April 30, 2014

This Supplement No. 4 contains information which amends, supplements, or modifies certain information contained in the Prospectus of Sierra Income Corporation (the “Company”) dated April 30, 2014 (the “Prospectus”), Supplement No. 1 to the Prospectus dated July 11, 2014, Supplement No. 2 to the Prospectus dated August 6, 2014, and Supplement No. 3 to the Prospectus dated August 28, 2014.

You should carefully consider the “Risk Factors” beginning on page 29 of the Prospectus before you decide to invest.

Composition of the Board of Directors

On October 1, 2014, Spencer Neumann, a member of the Board of Directors (the “Board”) of the Sierra Income Corporation (the “Company”), resigned from the Board effective as of October 1, 2014. Mr. Neumann has served as an independent director of the Company since February of 2012, and his term as a director was scheduled to expire at the Company’s 2016 Annual Meeting of Stockholders. Mr. Neumann’s decision to resign from the Board was not due to any dispute or disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Pursuant to the Company’s Articles of Incorporation and Bylaws, any vacancy on the Board may be filled only by a majority vote of the remaining directors, and any director elected to fill a vacancy shall serve for the remainder of the full term of the class in which the vacancy occurred. On October 1, 2014, at the recommendation of the Nominating and Corporate Governance Committee, the Board elected Oliver T. Kane to serve as an independent director of the Company. Mr. Kane will also serve on the Company’s Audit Committee and Nominating and Corporate Governance Committee. Mr. Kane will serve as a member of the Board until the Company’s 2016 Annual Meeting of Stockholders, at which time he is expected to stand for re-election. Mr. Kane’s biographical information is set forth below.

Oliver T. Kane

Mr. Oliver T. Kane was elected to the Board on October 1, 2014. From 2010 to 2012, Mr. Kane was Chairman of the Board of Trustees of the Ashmore Funds, a US 1940 Act mutual fund complex. From 1999 to 2005, he was a founding partner of Ashmore Investment Management, Limited, a specialist emerging markets investment firm based in London, England. Earlier in his career with J.P. Morgan and Co. and then Equitable

Capital Management Corp., Mr. Kane specialized in lending and providing financial advice to corporations in the US, UK/Europe and North and Southeast Asia. Mr. Kane received his PMD from Harvard Business School, and his B.A. from Harvard College.

We believe that Mr. Kane’s substantial executive experience in the investment management industry, including his work with developed economies and emerging markets in the fields of credit and banking, debt, equity and special situation investments, and corporate finance/private equity will make him a valuable addition to the Board.

Plan of Distribution

The following paragraph will be added as the last paragraph in the “Plan of Distribution – Special Discounts” section of the Prospectus on page 150 thereof:

If an investor purchases shares in our offering net of commissions through a registered investment advisor with whom the investor has agreed to pay compensation for investment advisory services or other financial or investment advice, and if in connection with such purchase the investor must also pay a broker-dealer for custodial or other services relating to holding the shares in the investor’s account, we will reduce the aggregate purchase price of the investor’s shares by the amount of the annual custodial or other fees paid to the broker-dealer in an amount up to $250. Each investor will receive only one reduction in purchase price for such fees and this reduction in the purchase price of our shares is only available for the investor’s initial investment in our common stock. The investor may request the “Request for Broker Dealer Custodial Fee Reimbursement Form” from his or her advisor and must include this form with his or her subscription agreement to have the purchase price of the investor’s initial investment in shares reduced by the amount of his or her annual custodial fee.

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